UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	February 28, 2020

VerifyMe, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-31927	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 S. Clinton Ave., Suite 510, Rochester, New York		14604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(585) 736-9400

_____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2020, VerifyMe, Inc. (the “Company”) completed the initial closing of senior secured convertible debentures (the “Debentures”) and warrants (the “Warrants”) to purchase the Company’s common stock, par value $0.001 per share (the “Common Stock”), pursuant to a securities purchase agreement (the “Securities Purchase Agreement”) dated as of February 26, 2020 (the “Effective Date”), with certain accredited investors. The Debentures are a senior secured obligation of the Company secured by all of the Company’s assets, including its intellectual property, pursuant to the terms of a security agreement dated as of the Effective Date (the “Security Agreement”). On February 28, 2020, the Company completed an additional closing pursuant to the Securities Purchase Agreement and issued Debentures in the aggregate principal amount of $910,000 and Warrants to purchase in the aggregate 11,375,000 shares of Common Stock.

The Company engaged Carter, Terry & Company (“CTC”) and Emerging Growth Equities, Ltd. (“EGE”) as placement agents in connection with the private placement and in connection therewith, CTC received an aggregate of 831,539 restricted shares of Common Stock and a cash fee of $140,960 and EGE received an aggregate of 96,154 restricted shares of Common Stock and a cash fee of $25,000.

The full text and form of the Securities Purchase Agreement, the Debentures, the Warrants and the Security Agreement, which were filed as exhibits to the Company's Current Report on Form 8-K filed with the SEC on March 3, 2020, are hereby incorporated by reference.

Item 3.02	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the disclosure in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

The securities issued in the private placement were issued in reliance upon exemptions from registration requirements pursuant to Rule 506 under Regulation D as promulgated under the Securities Act, and/or Section 4(a)(2) of the Securities Act, and the rules promulgated thereunder, and pursuant to applicable state securities laws and regulations, relative to transactions by an issuer not involving a public offering.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
4.1	Form of Senior Secured Convertible Debenture (incorporated herein by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 3, 2020)

4.2	Form of Warrant for the Purchase of Shares of Common Stock of VerifyMe, Inc. (incorporated herein by reference from Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on March 3, 2020)

10.1	Securities Purchase Agreement dated February 26, 2020 (incorporated herein by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 3, 2020)

10.2	Security Agreement dated February 26, 2020 (incorporated herein by reference from Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 3, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: March 5, 2020	By:	/s/ Patrick White
Patrick White
President and Chief Executive Officer